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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  MAY 29, 2002
                Date of report (Date of earliest event reported)


                       BIG BUCK BREWERY & STEAKHOUSE, INC.
               (Exact Name of Registrant as Specified in Charter)



          MICHIGAN                    0-20845                   38-3196031
(State or Other Jurisdiction        (Commission               (IRS Employer
      of Incorporation)             File Number)          Identification Number)

                           550 SOUTH WISCONSIN STREET
                             GAYLORD, MICHIGAN 49734
          (Address of Principal Executive Offices, including Zip Code)


                                 (989) 731-0401
              (Registrant's Telephone Number, including Area Code)


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ITEM 5        Other Events

         On May 29, 2002, the Company announced a share repurchase program. For further information, please refer to the press release attached hereto as
Exhibit 99.

ITEM 7        Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits.

              99       Press release dated May 29, 2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on May 31, 2002.

                                       BIG BUCK BREWERY & STEAKHOUSE, INC.

                                       By: /s/ Anthony P. Dombrowski
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                                                Anthony P. Dombrowski
                                                Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER   DESCRIPTION
------   -----------
99       Press release dated May 29, 2002.